Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, John R Overturf, Principal Executive Officer of the Combined
Penny Stock Fund, Inc. Fund, Inc. (the Registrant), certify pursuant to 18 U.S.C. Section 1350 that:

1. The Form N-CSR of the Registrant (the Report) for the period ended March 31, 2001 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  November 15, 2004

/s/ John R. Overturf

John R Overturf, Principal Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided by the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Stan Pittman, Chief Accounting Officer of the Combined Penny Stock Fund, Inc. (the Registrant), certify pursuant to 18 U.S.C. Section 1350 that:

1. The Form N-CSR of the Registrant (the Report) for the period ended March 31, 2001 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  November 15, 2004

/s/ Stan Pittman

Stan Pittman, Chief Accounting Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided by the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.